UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2018

Williams-Sonoma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14077	94-2203880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3250 Van Ness Avenue, San Francisco, California 94109

(Address of principal executive offices)

Registrant’s telephone number, including area code (415) 421-7900

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 30, 2018, Williams-Sonoma, Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders approved a proposal to amend and restate the Company’s 2001 Long-Term Incentive Plan (the “Plan”). The amendment and restatement of the Plan increases the shares issuable under the Plan by 4,260,000 shares and makes certain other changes. A more complete description of the terms of the amended and restated Plan can be found in “Proposal No. 2—Amendment and Restatement of our Long-Term Incentive Plan” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 13, 2018 (the “2018 Proxy Statement”), which description is incorporated by reference herein. The foregoing description and the description incorporated by reference from the 2018 Proxy Statement are qualified in their entirety by reference to the amended and restated Plan, which is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting on May 30, 2018. At the Annual Meeting, the following proposals were voted on and approved by the Company’s stockholders:

Proposal 1: Election of Board of Directors:

Name of Director	For	Against	Abstain	Broker Non-Vote
Laura Alber	69,849,805	127,588	87,483	7,203,131
Adrian Bellamy	67,587,153	2,385,350	92,373	7,203,131
Anthony Greener	68,962,906	1,008,774	93,196	7,203,131
Robert Lord	69,868,939	95,599	100,338	7,203,131
Grace Puma	69,770,128	202,821	91,927	7,203,131
Christiana Smith Shi	69,770,672	203,286	90,918	7,203,131
Sabrina Simmons	69,795,604	175,517	93,755	7,203,131
Jerry Stritzke	69,346,535	621,841	96,500	7,203,131
Frits van Paasschen	69,246,765	719,159	98,952	7,203,131

All director nominees were duly elected.

Proposal 2: Amendment and restatement of the Williams-Sonoma, Inc. 2001 Long-Term Incentive Plan:

For	Against	Abstain	Broker Non-Vote
63,441,817	6,470,553	152,506	7,203,131

Proposal 2 was approved.

Proposal 3: Advisory vote to approve executive compensation:

For	Against	Abstain	Broker Non-Vote
57,998,208	11,755,348	311,320	7,203,131

Proposal 3 was approved, on a non-binding advisory basis.

Proposal 4: Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 3, 2019:

For	Against	Abstain
75,429,551	1,746,739	91,717

Proposal 4 was approved.

Item 9.01.	Financial Statements and Exhibits

(d)	List of Exhibits:

10.1*	Williams-Sonoma, Inc. 2001 Long-Term Incentive Plan, as amended and restated

*	Incorporated by reference to Exhibit A to the Company’s Definitive Proxy Statement on Schedule 14A as filed with the Securities and Exchange Commission on April 13, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMS-SONOMA, INC.

Date: June 1, 2018	By:	/s/ Julie Whalen
Julie Whalen
Chief Financial Officer

4